UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	January 31, 2006

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Light Street, Baltimore, Maryland	21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)

At the January 31, 2006 Board of Directors meeting, the Board elected Cheryl Gordon Krongard to serve as a non-employee director of the Company for the term expiring in July 2006. The Board intends to determine what committee, if any, Ms. Krongard will serve on later this year.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Subject Matter

	10.1	Form of Restricted Stock Agreement pursuant to the Legg Mason Stock Accumulation Program under the 1996 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: February 3, 2006	By:	/s/ Thomas P. Lemke

Thomas P. Lemke
Senior Vice President and General
Counsel

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LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

10.1	Form of Restricted Stock Agreement pursuant to the Legg Mason Stock Accumulation Program under the 1996 Equity Incentive Plan

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